THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECRUITIES ACT OF 1933 (THE “1933 ACT”), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PRUSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFATION OF THE COMPANY.

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is made the 12th day of November, 2004,

AMONG:

Fidelity Capital Concepts Limited, (herein referred to as "FCC")

a Nevada corporation of Suite 1000,

409 Granville Street, Vancouver, B.C.  V6C 1T2

  OF THE FIRST PART

AND:

Robert A. Morrison, IV,

OF THE SECOND PART

AND:

Ronald Nelson Baird,

OF THE THIRD PART

AND:

David A. Grasch,

OF THE FOURTH PART

AND:

Brian Gansmann,

OF THE FIFTH PART

AND:

Bryan Luman,

OF THE SIXTH PART

AND:

S+G Holdings,

OF THE SEVENTH PART

AND:

Mark Lana,

OF THE EIGHTH PART

AND:

Dave Beaudoin,

OF THE NINTH PART

AND:

Mike Beaudoin,

OF THE TENTH PART

AND:

David Hess,

OF THE ELEVENTH PART

AND:

Jeff Nolan,

OF THE TWELFTH PART

AND:

Robert Masteller,

OF THE THIRTEENTH PART

 (collectively, the "IDC Shareholders")

AND:

ID Confirm, Inc., a Colorado corporation ("IDC")

of 1800 Boulder Street, Denver, CO   80211-6400

OF THE FOURTEENTH PART

WHEREAS:

A.

The IDC Shareholders are the owners of 100% of the common stock in IDC (the “IDC Common Stock”).

B.

The IDC Shareholders wish to exchange all of the IDC Common Stock for 26,000,000 shares of capital stock of FCC which will represent, 37.19% of the voting shares of FCC after the Closing (as determined on a fully diluted basis);

D.

FCC currently has 43,900,000 shares of common stock issued and outstanding and unallocated working capital of US$100,000.

NOW, THEREFORE, that in consideration of the representations, warranties and covenants set forth herein, the parties agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Definitions

1.01

In this Agreement, including the recitals hereto, the following words and phrases shall have the following meanings:

(a)

“Closing" means the completion of the transactions contemplated by this Agreement which is to occur on November 12, 2004;

(b)

“Exchange Act” means the Securities Exchange Act of 1934 and the regulations promulgated thereunder as amended from time to time;

(c)

"FCC Shares" means 26,000,000 common shares of FCC issued to the IDC Shareholders in consideration for the IDC Common Stock;

(d)

“IDC Shareholders” means the IDC Shareholders set out on page one of this agreement;

(e)

"IDC Common Stock” means 100% of the issued and outstanding common stock of  IDC held by the IDC Shareholders;

(f)

“SEC” means the Securities and Exchange Commission; and

(g)

“Securities Act” means the Securities Act of 1933, as amended, and the regulations promulgated thereunder as amended from time to time.

Captions and Section Numbers

1.02

The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement.

Extended Meanings

1.03

The words "hereof", "herein", "hereunder" and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.

Number and Gender

1.04

Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.

Section References

1.05

Any reference to a particular "article", "section", "subsection" or other subdivision is to the particular article, section or other subdivision of this Agreement.

Governing Law

1.06

This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of the State of Nevada without regard to conflicts of laws principles.  FCC hereby irrevocably and unconditionally submits for itself and its property, to the non-exclusive jurisdiction of any Nevada state court or federal court of the United States of America sitting in the State of Nevada and any appellate court from any thereof, in an action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and FCC hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Nevada state court, to the extent permitted by law, in such federal court.  FCC agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in another jurisdictions by suit on the judgement or in any other manner provided by law.  All disputes arising under this Agreement shall be referred to the Courts of the State of Nevada.

Currency

1.07

All sums of money referred to are the lawful currency of the United States of America.

Schedules

1.08

The schedules attached are incorporated into this Agreement.  All terms defined in this Agreement shall have the same meaning in such schedules.  The schedules to this Agreement are as follows:

Schedule A:

FCC Shareholdings owned by IDC Shareholders following Closing.

Schedule B:

IDC Business Plan.

ARTICLE 2

SHARE EXCHANGE

Share Exchange

2.01

Subject to the terms and conditions of this Agreement, FCC agrees  to  issue  to  the IDC Shareholders,  pro rata, a total of 26,000,000 shares of the $0.0001 par value common stock of FCC (the “Shares”), in exchange for all the issued and  outstanding  shares of IDC, such that IDC shall become a wholly-owned subsidiary of FCC.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF FCC

Representations and Warranties

3.01

As a condition to closing, FCC represents and warrants to IDC and the IDC Shareholders, with the intent that IDC and the IDC Shareholders will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

(a)

FCC is duly incorporated and validly exists in good standing in the State of Nevada and has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business. Furthermore, FCC is in good standing as a foreign corporation in each jurisdiction in which it conducts business.  This Agreement and the transactions contemplated hereby have been unanimously approved by FCC’s Board of Directors;

(b)

The authorized capital stock of FCC consists of 100,000,000 shares of common stock, par value $0.0001 per share (the “FCC Common Stock”).  As of the Closing Date, there are (i) 43,900,000 shares of FCC Common Stock issued and outstanding, and (ii) no shares of FCC Common Stock issuable upon the exercise of outstanding stock options. No other shares of capital stock or other equity securities of FCC are authorized, outstanding, or reserved for issuance.  Except as described in this Section 3, there are no outstanding securities, options, warrants, calls, rights (including any pre-emptive rights or anti-dilution rights) or contracts of any kind to which FCC is a party or by which any of them is bound obligating FCC to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of FCC or obligating FCC to issue, grant, extend or enter into any such security, option, warrant, call, right or contract.  All of the issued and outstanding shares of FCC common stock have been issued in full compliance with the Securities Act.  Immediately after the Closing, the FCC Shares will be duly authorized, validly issued, fully paid and non-assessable, and, immediately following the Closing, the FCC Shares will represent 37.19% of the voting shares of FCC (as determined on a fully diluted basis).  Set forth on Schedule A is a list of shareholdings to be owned by the IDC Shareholders following Closing. All of the FCC shareholders have valid  title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Nevada.  At closing, FCC will not own or control any interest in any other business venture.

(c)

FCC has filed all returns and reports which were required to be filed on or prior to the date hereof, and have paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on FCC’s books and records and adequate reserves therefore have been established.  All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by FCC, such judgments were reasonable under the circumstances) and complete in all material respects.  No extension for the filing of any such return or report is currently in effect.  No tax return or tax return liability of FCC has been audited or, presently is under audit.  All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid.  FCC has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest).  There are no claims pending for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of FCC have been paid or shall be paid prior to the Closing and have been duly provided for on FCC’s books and records and in the FCC Financial Statements.

(d)

FCC is a reporting company under the Exchange Act and its shares are quoted on the NASD OTC Bulletin Board.  FCC has timely filed all required reports, schedules, forms, statements and other documents with the SEC since it was required to do so (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, as amended, the “SEC Documents”).  FCC and its officers, directors and principal sherholders warrant that the information contained in the SEC Documents is true and accurate as of the date of  the Closing.  The consolidated financial statements of FCC included in the SEC Documents (the “SEC Financial Statements”) comply as to form in all respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of FCC and its consolidated subsidiaries as of the dates thereof and the consolidated income, stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments, none of which, individually or in the aggregate, is material);

(e)

FCC has no liabilities of any kind other than (i) liabilities reflected on the most recent balance sheet of FCC included in the SEC Financial Statements, and (ii) liabilities incurred in the ordinary course of business consistent with past practice since the date of the most recent balance sheet of FCC included in the SEC Financial Statements;

(f)

Other than as disclosed in the most recent balance sheet of FCC included in the SEC Financial Statements, no indebtedness for borrowed money of FCC contains any restriction upon the incurrence of indebtedness for borrowed money by FCC or restricts the ability of FCC to grant any liens on its properties or assets.  Immediately following the Closing, FCC will have unallocated working capital in an amount equal to $100,000;

(g)

none of FCC's properties or assets are in the possession of or under the control of any other person;

(h)

FCC’s operating history, employees and benefit plans are as stated in the SEC Documents.  FCC does not maintain, nor has FCC maintained in the past, any employee benefit plans (“as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or similar Canadian laws), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the FCC, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with FCC, any entity required to be aggregated in a controlled group or affiliated service group with

FCC for purposes of ERISA or the Internal Revenue Code of 1986 (the “Code”) (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time (“Benefit Plans”).;

(i)

except for the transactions referred to or contemplated herein there have not been:

(A)

any changes in the condition or operations of the business, assets or financial position of FCC which are, individually or in the aggregate, materially adverse; or

(B)

any damage, destruction or loss or other event, development or condition, of any character (whether or not covered by insurance) which has not been disclosed to IDC and the IDC Shareholders, which has or may materially and adversely affect the business, assets, properties or future prospects of FCC;

(j)

all material financial transactions of FCC have been accurately recorded in the books and records of FCC and such books and records fairly present the financial position and the corporate affairs of FCC;

(k)

except for matters disclosed herein or in the SEC Financial Statements, since September 30, 2004, FCC has not:

(A)

transferred, assigned, sold or otherwise disposed of any of its assets or cancelled any debts or claims except in each case in the ordinary and usual course of business;

(B)

incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business;

(C)

declared or made, or committed itself to make, any payment of any dividend or other distribution in respect of any of its shares or purchased or redeemed any of its shares or split, consolidated or reclassified any of its shares;

(D)

suffered any operating loss or any material extraordinary loss or entered into any material commitment or transaction not in the ordinary and usual course of business;

(E)

waived or surrendered any right of substantial value;

(F)

made any gift of money or of any property or assets to any person;

(G)

amended or changed or taken any action to amend or change its corporate governance documents;

(H)

increased or agreed to increase the pay of, or paid or agreed to pay any pension, bonus, share of profits or other similar benefit of, any director, employee or officer or former director, employee or officer of FCC;

(I)

mortgaged, pledged, subjected to lien, granted a security interest in or otherwise encumbered any of its assets or property, whether tangible or intangible; or

(J)

authorized or agreed or otherwise have become committed to do any of the foregoing;

(l)

FCC is not party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, judgement or decree which would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein, and no consent, approval or authorization of any other person is required to consummate the transactions contemplated hereby;

(m)

there is not any suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against, or relating to FCC or affecting its assets, properties or business; and there is not presently outstanding against FCC any judgement, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

(n)

FCC has complied with all laws and is not in violation of any law, regulation or rule which, individually or in the aggregate, would be materially adverse to FCC.  There have been no allegations or inquiries concerning any violation of any law, regulation or rule by FCC within the past three years;

(o)

None of the representations and warranties made by FCC, or in any certificate or memorandum furnished or to be furnished by FCC, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.;

(p)

No person holds a power of attorney from FCC.

(q)

All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by FCC directly with IDC and the IDC Shareholders without the intervention of any person on behalf of FCC in such a manner as to give rise to any valid claim by any person against any FCC for a finder’s fee, brokerage commission or similar payment.

(r)

No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission (“Governmental Entity”) is required by or with respect FCC in connection with the execution and delivery of this Agreement and any related agreements to which FCC is a party or the consummation of the transactions contemplated hereby and thereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

(s)

FCC has the requisite corporate power and authority to enter into this Agreement and, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by FCC and the consummation by FCC of the transactions contemplated hereby have been duly authorized by the Board of Directors of FCC, which constitutes all necessary corporate action on the part of FCC.  This Agreement has been duly executed and delivered by FCC and constitutes a valid and binding obligation of FCC, enforceable against FCC in accordance with its terms;

(t)

FCC is not a party to any written or oral agreement with any broker or finder requiring any payment in connection with this Agreement.

(u)

All minutes, consents or other documents pertaining to FCC to be delivered at Closing shall be valid and in accordance with the laws of Nevada.

(v)

Notwithstanding any provision to the contrary, the Shares to be issued to the IDC Shareholders will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, shall be issued pursuant to Regulation D, Section 506 and  4(2)of  the Act and  shall bear a Rule 144  legend.  None of such Shares are or will be subject to any voting trust or agreement.  No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement.  FCC is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to the IDC Shareholders. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to the IDC Shareholders, impair, restrict or delay the IDC Shareholders’ voting rights with respect to the Shares.

Survival

3.02

The representations and warranties of FCC included in this Agreement and any list, statement, document or information set forth in, attached to any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made and shall survive after closing as set forth herein.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF

IDC AND THE IDC SHAREHOLDERS

4.01

IDC and the IDC Shareholders jointly and severally represent and warrant to FCC, with the intent that FCC will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

(a)

IDC was duly organized in the State of Colorado on October 28, 2004.  IDC is a valid and subsisting corporation  in good standing under the laws of Colorado, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

(b)

the authorized capital of IDC consists of 10,000 shares of common stock with a no par value per share, of which 10,000 common shares are issued and outstanding as fully paid and non-assessable.  No Person has any agreement or option, present or future, contingent, absolute or capable of becoming an agreement or option or which with the passage of time or the occurrence of any event could become an agreement or option:

(i)

to require IDC to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of IDC;

(ii)

for the issue or allotment of any of the authorized but unissued shares in the capital of IDC;

(iii)

to require IDC to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of IDC; or

(iv)

to acquire IDC Common Stock;

(c)

IDC’s shares have been duly and validly issued and are outstanding as fully paid and non-assessable shares in the capital of IDC;

(d)

IDC and the IDC Shareholders have good and sufficient right and authority to enter into this Agreement on the terms and conditions herein contained;

(e)

this Agreement constitutes a valid, binding and enforceable obligation of IDC and the IDC Shareholders.  On Closing, neither IDC or the IDC Shareholders will be a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgement, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by IDC or the IDC Shareholders of this Agreement or the performance by IDC or the IDC Shareholders of any of the terms hereof;

(f)

at Closing, IDC will not be indebted to any party except for a $300,000 convertible loan from Keybase Management Corp. (“Keybase”); and

(g)

IDC is not a party to any written or oral agreement with any broker or finder requiring any payment in connection with this Agreement.

(h)

except for the transactions referred to or contemplated herein there has not been:

(A)

any changes in the condition or operations of the business, assets or financial position of IDC which are, individually or in the aggregate, materially adverse; or

(B)

any damage, destruction or loss or other event, development or condition, of any character (whether or not covered by insurance) which has not been disclosed to FCC, which has or may materially and adversely affect the business, assets, properties or future prospects of IDC;

(i)

all material financial transactions of IDC have been accurately recorded in the books and records of IDC and such books and records fairly present the financial position and the corporate affairs of IDC;

(j)

except for matters disclosed herein or in the Schedule "B" IDC Business Plan, since October 31, 2004, IDC has not:

(A)

transferred, assigned, sold or otherwise disposed of any of its assets or cancelled any debts or claims except in each case in the ordinary and usual course of business;

(B)

incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business and the Keybase $300,000 loan;

(C)

declared or made, or committed itself to make, any payment of any dividend or other distribution in respect of any of its shares or purchased or redeemed any of its shares or split, consolidated or reclassified any of its shares;

(D)

suffered any operating loss or any material extraordinary loss or entered into any material commitment or transaction not in the ordinary and usual course of business;

(E)

waived or surrendered any right of substantial value;

(F)

made any gift of money or of any property or assets to any person;

(G)

amended or changed or taken any action to amend or change its corporate governance documents;

(H)

increased or agreed to increase the pay of, or paid or agreed to pay any pension, bonus, share of profits or other similar benefit of, any director, employee or officer or former director, employee or officer of IDC;

(I)

mortgaged, pledged, subjected to lien, granted a security interest in or otherwise encumbered any of its assets or property, whether tangible or intangible; or

(J)

authorized or agreed or otherwise have become committed to do any of the foregoing;

(k)

IDC is not party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, judgement or decree which would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein, and no consent, approval or authorization of any other person is required to consummate the transactions contemplated hereby;

(l)

there is not any suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against, or relating to IDC or affecting its assets, properties or business; and there is not presently outstanding against IDC any judgement, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

(m)

IDC has complied with all laws and is not in violation of any law, regulation or rule which, individually or in the aggregate, would be materially adverse to IDC.  There have been no allegations or inquiries concerning any violation of any law, regulation or rule by IDC within the past three years;

(n)

IDC has the requisite corporate power and authority to enter into this Agreement and, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by IDC and the consummation by IDC of the transactions contemplated hereby have been duly authorized by the Board of Directors of IDC, which constitutes all necessary corporate action on the part of IDC.  This Agreement has been duly executed and delivered by IDC and constitutes a valid and binding obligation of IDC, enforceable against IDC in accordance with its terms;

(o)

IDC is not a party to any written or oral agreement with any broker or finder requiring any payment in connection with this Agreement.

Survival

4.02

The representations and warranties of IDC and the IDC Shareholders, included in this Agreement and any list, statement, document or information set forth in, attached to any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made and shall survive after closing as set forth herein.

ARTICLE 5

CLOSING

Time and Place of Closing

5.01

The Closing and the other transactions contemplated by this Agreement shall be completed on November 12, 2004 (the “Closing Date”) at 1:30 p.m. (local time in Denver, Colorado) at the offices of Schlueter & Associates, P.C., 1050 17th Street, Suite 1700, Denver, Colorado 80265.

Closing Documents

5.02

At the Closing, FCC shall deliver to IDC the following:

(a)

share certificates representing the FCC Shares;

(b)

a resolution of the Board of FCC authorizing the consummation of the transactions contemplated herein, including the issuance of the FCC Shares to the IDC Shareholders;

(c)

resignations of Keith Ebert and Gerald R. Tuskey, the directors and officers of FCC;

(d)

a resolution of the Board of Directors of FCC appointing nominees of the IDC Shareholders as the directors and officers of FCC;

(e)

any and all of the books and records of FCC;

(f)

such other documents and instruments that may be necessary to complete the transactions contemplated hereunder.

5.03

At the Closing, IDC shall deliver, or cause to be delivered, the following:

(a)

share certificates for the IDC Common Stock endorsed for transfer to FCC; and

(b)

a resolution of the Board of Directors of IDC authorizing the consummation of the transactions contemplated herein.

ARTICLE 6

GENERAL PROVISIONS

Notices

6.01

All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, faxed or mailed postage prepaid addressed as follows:

To FCC:

Fidelity Capital Concepts Limited

c/o Suite 1000

409 Granville Street

Vancouver, B.C.

V6C 1T2

Facsimile:  (604)688-4933

To IDC Shareholders:

IDC Shareholders

1800 Boulder Street, Suite 400

Denver, CO   80211-6400

Facsimile:  (303) 433-7242

To IDC:

ID Confirm, Inc.

1800 Boulder Street, Suite 400

Denver, CO   80211-6400

Facsimile:  (303) 433-7242

With a copy to:

Henry F. Schlueter, Esq.

Schlueter & Associates, P.C.

1050 17th Street, Suite 1700

Denver, Colorado 80265

Facsimile:  (303) 296-8880

or to such other address as may be given in writing by the parties and shall be deemed to have been received, if delivered by hand, on the date of delivery, if faxed to the facsimile numbers set out above, on the business day next following the date of transmission and if mailed as aforesaid to the addresses set out above then on the fifth business day following the posting thereof provided that if there shall be between the time of mailing and the actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of the notice by the mails, then the notice shall only be effective if actually delivered or faxed to the facsimile numbers set out above.

Non-Merger

6.02

Notwithstanding the completion of the transactions contemplated by this Agreement, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation, warranty, covenant or agreement) or any investigation made by IDC, the representations, warranties, covenants and agreements of the parties set forth herein shall survive the Closing and will remain in full force and effect and shall not be extinguished or merged in any way by the delivery or recording of any deed or any other instrument relating to the completion of the transactions contemplated by this Agreement.

Time of Essence

6.03

Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

Binding Effect

6.04

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

Entire Agreement

6.05

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

Further Assurances

6.06

Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.

Amendments

6.07

No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all of the parties hereto.

Counterparts

6.08

This Agreement may be executed in counterpart and/or by facsimile.

Fidelity Capital Concepts Limited

By:

Name:

Title:

ID Confirm, Inc.

By:

Name:  Ronald Nelson Baird

Title:  President

Robert A. Morrison, IV

Ronald Nelson Baird

David A. Grasch

Brian Gansmann

Bryan Luman

Mark Lana

Dave Beaudoin

David Hess

Jeff Nolan

__________________________________

_______________________________

Robert Masteller

Mike Beaudoin

S+G Holdings

Per:

Authorized Signatory

SCHEDULE A

To Share Exchange Agreement dated November t, 2004

FCC Shareholdings Owned by IDC Shareholders Following Closing

Robert A. Morrison, IV	7,651,800 shares
Ronald Nelson Baird	5,811,000 shares
David A. Grasch	4,589,000 shares
Brian Gansmann	306,800 shares
Bryan Luman	611,000 shares
S&G Holdings	4,435,600 shares
Mark Lana	153,400 shares
Dave Beaudoin	75,400 shares
David Hess	1,375,400 shares
Jeff Nolan	457,600 shares
Robert Masteller	457,600 shares
Mike Beaudoin	75,400 Shares

TOTAL:	26,000,000 shares

SCHEDULE B

To Share Exchange Agreement dated November ___, 2004

IDC BUSINESS PLAN